Exhibit 99.1

Contact: Jerry M. Brooks, Chief Financial Officer, (713) 939-7711

DRIL-QUIP, INC. ANNOUNCES DEATH OF DIRECTOR

HOUSTON November 10, 2009 — Dril-Quip, Inc. (NYSE: DRQ) today announced with great sadness that Gary L. Stone, a member of Dril-Quip’s board of directors since June 2001, passed away on November 7, 2009 following an extended illness.

Dril-Quip is a leading manufacturer of highly engineered offshore drilling and production equipment, which is well suited for use in deepwater, harsh environment and severe service applications.